U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 30, 2004

Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York		10019

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.1

     Filed concurrently herewith under Form SE are certain materials (the “Computational Materials”) furnished to the Registrant by Lehman Brothers Inc. (the “Underwriter”) in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-13, Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class B1, Class B2, Class B3 and Class R Certificates (the “Certificates”). The Certificates are being offered pursuant to a Prospectus Supplement dated June 25, 2004, and the related Prospectus dated June 25, 2004 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-115858) (the “Registration Statement”). The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning each underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

[1]	Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

2

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

 99.1           Computational Materials. (P)

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION
	By:	/S/ Ellen V. Kiernan Name: Ellen V. Kiernan Title: Senior Vice President
Dated: June 30, 2004

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Computational Materials	P